Exhibit 10.5

December 19, 2016

New York REIT, Inc.

New York Recovery Operating Partnership, L.P.

405 Park Avenue

New York, New York 10022

Re: Second Amended and Restated Outperformance Plan dated as of August 5, 2015 (the “OPP”), by and among New York REIT, Inc. (the “Company”), New York Recovery Operating Partnership, L.P. (the “Operating Partnership”) and New York Recovery Advisors, LLC (the “Advisor”)

Ladies and Gentlemen:

Reference is made to that certain (i) Amendment No. 2 to Seventh Amended and Restated Advisory Agreement (the “Advisory Amendment”) dated as of the date hereof, by and among the Company, the Operating Partnership and the Advisor, and (ii) First Amendment to Amended and Restated Management Agreement (the “Management Amendment” and together with the Advisory Amendment, the “Amendments”) dated as of the date hereof, by and among the Company, the Operating Partnership and New York Recovery Properties, LLC (the “Manager”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the OPP.

In connection with the execution of the Amendments and in consideration of the promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound, agree as follows:

OPP and LTIP Units

The Company hereby acknowledges and agrees that the 1,172,738 LTIP Units distributed by the Advisor that were previously “earned” on the First Valuation Date and the Second Valuation Date will vest automatically on December 26, 2016 (the “Conversion Date”), and shall be converted on a 1:1 basis into unrestricted shares of common stock of the Company. The number of LTIP Units earned in year 3 of the OPP (the “Year 3 LTIP Units”) will be calculated on the Final Valuation Date in accordance with the terms of the OPP. The Year 3 LTIP Units so determined shall be immediately vested and shall be converted on a 1:1 basis into unrestricted shares of common stock of the Company on the Final Valuation Date.

Notwithstanding the foregoing, if a Change of Control (as defined in the Advisory Agreement) occurs prior to the Final Valuation Date, the number of Year 3 LTIP Units will be calculated the day prior to the close of such Change of Control and the value of such Year 3 LTIP Units will be paid to the Advisor in cash at the close of Change of Control. The aggregate value of the Year 3 LTIP Units shall be equal to the product of (x) the number of Year 3 LTIP Units multiplied by (y) the value of the consideration to be paid for each share of common stock of the Company in such Change of Control.

Miscellaneous

Any press release or public filings made by the Company or the Operating Partnership regarding the Advisor and/or Manager shall be subject to prior review and approval, not to be unreasonably withheld, by the Advisor and Manager.

Attached hereto as Exhibit A is a copy of the resolutions (the “Resolutions”) which have been approved by the Board with regards to the approval of the execution of this letter agreement. The Resolutions expressly approve the execution of this letter agreement and the conversion of 1,172,738 LTIP Units into 1,172,738 unrestricted shares of common stock of the Company on the Conversion Date. Additionally, the Resolutions expressly authorize any officer of the Company as of the date hereof to instruct and execute any and all documentation necessary or required by the Company’s transfer agent to make such conversion effective as of the Conversion Date.

The aforementioned terms are contingent upon execution and effectiveness of the Amendments. This letter agreement may be executed (including by facsimile, PDF or other electronic transmission) with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute on and the same instrument.

[Signature Page Follows]

If such terms are acceptable, please acknowledge by signing below and returning your signed copy, together with your signed copies of the Amendments.

Sincerely,

NEW YORK RECOVERY ADVISORS, LLC

By:	New York Recovery Special Limited Partnership, LLC, its sole member

By:	American Realty Capital III, LLC, its sole member

By:	AR Global Investments, LLC, its managing member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M Weil, Jr.
Title:	Chief Executive Officer

NEW YORK RECOVERY PROPERTIES, LLC

By:	New York Recovery Special Limited Partnership, LLC, its sole member

By:	American Realty Capital III, LLC, its sole member

By:	AR Global Investments, LLC, its managing member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M Weil, Jr.
Title:	Chief Executive Officer

Acknowledged and Agreed:

New York REIT, Inc.

By:	/s/ Randolph C. Read
Name:	Randolph C. Read
Title:	Chairman

New York Recovery Operating Partnership, L.P.

By: New York REIT, Inc., its general partner

By:	/s/ Randolph C. Read
Name:	Randolph C. Read
Title:	Chairman

Signature Page to OPP Side Letter

EXHIBIT A

RESOLUTIONS FOR CONSIDERATION BY THE

INDEPENDENT DIRECTORS OF

THE BOARD OF DIRECTORS OF

NEW YORK REIT, INC.

(the “Independent Directors”)

AT A MEETING HELD ON

DECEMBER 15, 2016

ADVISORY FUNCTION

Approvals of Agreements

WHEREAS, New York REIT, Inc., a Maryland corporation (the “Company”), New York Recovery Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and New York Recovery Advisors, LLC, a Delaware limited liability company (the “Advisor”), have entered into that certain Seventh Amended and Restated Advisory Agreement dated as of June 26, 2015 (as amended by that certain Amendment No. 1 dated as of April 25, 2016, the “Advisory Agreement”);

WHEREAS, the Company, the Operating Partnership and New York Recovery Properties, LLC, a Delaware limited liability company (the “Manager”), have entered to that certain Amended and Restated Management Agreement dated as of September 2, 2010 (the “Management Agreement”);

WHEREAS, the Company, the Operating Partnership and the Advisor are parties to that certain Second Amended and Restated Outperformance Plan dated as of August 5, 2015 (the “OPP”);

WHEREAS, the conflicts committee (the “Conflicts Committee”) of the board of directors (the “Board”) of the Company has negotiated the terms and conditions of (i) an amendment to the Advisory Agreement in the form attached hereto as Exhibit A (the “Second Advisory Agreement Amendment”), (ii) an amendment to the Management Agreement in the form attached hereto as Exhibit B (the “Management Agreement Amendment”), (iii) a letter agreement in the form attached hereto as Exhibit C, by and among the Company, the Operating Partnership, the Advisor and the Manager pertaining to, among other things, matters relating to the OPP and the vesting and conversion of awards issued pursuant to the OPP into unrestricted shares of common stock of the Company (the “OPP Side Letter”), and (iv) a letter agreement in the form attached hereto as Exhibit D, by and among the Company, the Operating Partnership, the Advisor and the Manager pertaining to, among other things, matters relating to the retention of the Advisor’s personnel (the “Personnel Side Letter”);

WHEREAS, the Board has previously submitted to the Company’s shareholders a plan of liquidation and dissolution of the Company and the Operating Partnership (such plan, or an alternate plan of liquidation and dissolution of the Company approved by the Board and the Company’s shareholders, the “Plan of Liquidation”);

WHEREAS, the Company proposes to appoint Winthrop REIT Advisors LLC, a Delaware limited liability company, to serve (i) from and after January 3, 2017, as its exclusive advisor with respect to the implementation and oversight of the Plan of Liquidation and (ii) as its advisor from and after the Transition Date (as defined below), in each case pursuant to the agreement in the form attached as Exhibit E hereto (the “Service Provider Agreement”), on the terms and subject to the conditions set forth therein and subject to the supervision of the Board;

WHEREAS, the Service Provider Agreement provides, among other things, that, upon written notice from the Independent Directors to ARG following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 with the Securities and Exchange Commission (the “SEC” and such date, which shall be no later than April 1, 2017, the “Transition Date”), Advisor shall no longer serve as the advisor to the Company and the Operating Partnership and the sole service to be provided by Advisor shall be to cooperate with the Company and the Board in making an orderly transition of the advisory function, pursuant to the Advisory Agreement and Second Advisory Agreement Amendment, on the terms and subject to the conditions set forth therein;

WHEREAS, the Conflicts Committee has recommended that the Independent Directors approve the execution, delivery and performance by and on behalf of the Company and the Operating Partnership of (i) the Second Advisory Agreement Amendment and any documents relating thereto on behalf of the Company and the Operating Partnership, (ii) the Management Agreement Amendment and any documents relating thereto on behalf of the Company and the Operating Partnership, (iii) the OPP Side Letter and any documents relating thereto on behalf of the Company and the Operating Partnership, (iv) the Personnel Side Letter, together with any documents relating thereto, and (v) the Service Provider Agreement, together with any documents relating thereto (collectively, the “Agreements”);

WHEREAS, the compensation committee (the “Compensation Committee”) of the Board, has reviewed and considered the OPP Side Letter and referred the same to the Independent Directors for their review and consideration in accordance with the Compensation Committee charter (as amended); and

WHEREAS, the Independent Directors have been provided with, and have reviewed, each of the foregoing Agreements;

NOW, THEREFORE, BE IT RESOLVED, that the execution and delivery of the Agreements be, and the same hereby is, authorized and approved in all respects; and be it further

RESOLVED, that each of the officers of the Company and the non-executive chairman of the Board (the “Authorized Persons”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, to execute and deliver, and cause the Company and the Operating Partnership to perform their respective obligations under, the Agreements and any such other document as any such Authorized Person may deem necessary, proper, advisable or desirable in order to carry out fully the intent and accomplish the purposes of the foregoing resolutions, such determination to be conclusively evidenced by their preparation, execution and delivery of any such documents or the taking of any such action; and be it further

RESOLVED, that the Authorized Persons and authorized signatories of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, to perform all of the agreements and obligations of the Company and the Operating Partnership in connection with the foregoing resolutions and to take or cause to be taken any and all further actions, to execute and deliver, or cause to be executed and delivered, all other documents, instruments, agreements, undertakings, and certificates of any kind and nature whatsoever, to incur and pay all fees and expenses and to engage such persons as the Authorized Persons and authorized signatories may determine to be necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions, and the execution by the Authorized Persons and authorized signatories of any such documents, instruments, agreements, undertakings and certificates, the payment of any fees and expenses or the engagement of such persons or the taking by them of any action in connection with the foregoing matters shall conclusively establish such person’s authority therefor and the authorization, acceptance, adoption, ratification, approval and confirmation by the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, thereof; and be it further

RESOLVED, that all actions previously taken by any Authorized Person, authorized signatory, representative or agent of the Company or any of its affiliates, in the name or on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, in connection with the matters contemplated by the foregoing resolutions be, and each of the same hereby is, ratified, confirmed, authorized and approved in all respects as the act and deed of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership.

Approval of Resale Registration Statement on Form S-3

WHEREAS, the OPP Side Letter provides, among other things, that (i) the 1,172,738 LTIP Units (as defined in the OPP) distributed by the Advisor that were previously “earned” on the First Valuation Date (as defined in the OPP) and the Second Valuation Date (as defined in the OPP) vest automatically on December 26, 2016, and be converted on a 1:1 basis into unrestricted shares of common stock of the Company, and (ii) the number of LTIP Units earned in year 3 of the OPP (the “Year 3 LTIP Units”) be calculated on the Final Valuation Date (as defined in the OPP) in accordance with the terms of the OPP and immediately vest and be converted on a 1:1 basis on the Final Valuation Date into unrestricted shares of common stock of the Company, in each case, as set forth in the OPP Side Letter;

WHEREAS, the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership provides for the registry by the Company of the resale of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued or issuable in exchange for an equal number of units of limited partnership interests in the Operating Partnership, by filing a registration statement on Form S-3 with the SEC;

WHEREAS, the Independent Directors were advised that the foregoing LTIP Units are held by the Advisor or members, officers or employees of the Advisor or its affiliates (the “Selling Stockholders”);

WHEREAS, the Conflicts Committee has recommended that the Company register the shares of Common Stock issuable to the Selling Stockholders in connection with the vesting and conversion of the 1,172,738 LTIP Units previously “earned” on the First Valuation Date and the Second Valuation Date and the Year 3 LTIP Units in accordance with the terms of the OPP Side Letter (the “Registered Shares”) for resale under the Securities Act of 1933 (as amended, the “Securities Act”), pursuant to a registration statement on Form S-3 (the “Resale Registration Statement”);

WHEREAS, the Conflicts Committee has recommended that the Independent Directors approve the execution and filing by the Company with the SEC of the Resale Registration Statement, including with a prospectus forming a part thereof and all exhibits thereto, on or prior to December 26, 2016, relating to the Registered Shares; and

WHEREAS, the Compensation Committee has reviewed the registration of the Registered Shares in accordance with the terms of the OPP Side Letter and pursuant to the Resale Registration Statement, and the filing of the Resale Registration Statement by the Company with the SEC, and referred the same to the Independent Directors for their review and consideration in accordance with the Compensation Committee charter (as amended);

NOW, THEREFORE, BE IT RESOLVED, that the execution and filing by the Company with the SEC of the Resale Registration Statement, including with a prospectus forming a part thereof and all exhibits thereto, on or prior to December 26, 2016, relating to the Registered Shares, be, and the same hereby is, authorized and approved in all respects with no further action required by the Board with respect to the execution and filing thereof; and be it further

RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, to (i) prepare, execute and obtain all signatures necessary to execute and file with the SEC the Resale Registration Statement, and any amendment to the Resale Registration Statement that may be necessary or appropriate in connection with the resale of the Registered Shares with full power and authority to make any amendments, changes or additions thereto as any of them may deem necessary, appropriate or advisable, and to take any and all action such that the Resale Registration Statement may continue to be effective in compliance with and pursuant to the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”) and with the Blue Sky or other applicable laws of any jurisdiction that any Authorized Person shall deem necessary, appropriate or advisable; and be it further

RESOLVED, that the Authorized Persons be, and each of them acting singly hereby is, authorized and directed to take all such further actions, to execute, deliver and file all such further instruments and documents, and to do all such further things, in the name and on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, and to pay all such fees, expenses and taxes, as in any such Authorized Person’s judgment may be necessary or advisable in order to carry out fully the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that all actions previously taken by any Authorized Person, authorized signatory, representative or agent of the Company or any of its affiliates, in the name or on behalf of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership, in connection with the matters contemplated by the foregoing resolutions be, and each of the same hereby is, ratified, confirmed, authorized and approved in all respects as the act and deed of the Company, both in its own capacity and in its capacity as general partner of the Operating Partnership.

EXHIBIT A

SECOND ADVISORY AGREEMENT AMENDMENT

EXHIBIT B

MANAGEMENT AGREEMENT AMENDMENT

EXHIBIT C

OPP SIDE LETTER

EXHIBIT D

PERSONNEL SIDE LETTER

EXHIBIT E

SERVICE PROVIDER AGREEMENT